OTHER CURRENT ASSETS (Tables)	6 Months Ended
Jun. 30, 2025
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of other current assets
Other current assets includes the following:

(in thousands of $)	June 30,	December 31,
	2025	2024
Trade accounts receivable, net	5,184	1,404
Accrued income	22,227	19,741
Prepaid expenses	9,154	6,742
Other receivables	14,553	3,779
EU ETS allowances held	805	—
Total other current assets	51,923	31,666